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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 8-K into Learn2.com, Inc.'s previously filed Registration Statements No. 333-64365, 333-69861 and 333-80357 on Form S-3 and Registration Statements No. 333-83695, 333-65525, 333-10341 and 333-10339 on Form S-8.

                                          ARTHUR ANDERSEN LLP

New York, New York
November 9, 1999